Third Quarter 2019 Exhibit 99.2 Earnings Release Presentation October 22, 2019 RAISING STANDARDS TOGETHER

Safe Harbor Statement From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of the Company or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect the Company's future financial results and performance and could cause such results or performance to differ materially from those expressed in forward looking statements. These factors include, but are not limited to, the following: (1) the Company’s ability to sustain its current internal growth rate and total growth rate; (2) changes in geopolitical, business and economic events, occurrences and conditions, including changes in rates of inflation or deflation, nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado; (3) worsening business and economic conditions nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado, and the geographic areas in those states in which the Company operates; (4) the Company’s dependence on its management team and its ability to attract, motivate and retain qualified personnel; (5) the concentration of the Company’s business within its geographic areas of operation in Texas and Colorado; (6) changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs; (7) concentration of the loan portfolio of Independent Bank, before and after the completion of acquisitions of financial institutions, in commercial and residential real estate loans and changes in the prices, values and sales volumes of commercial and residential real estate; (8) the ability of Independent Bank to make loans with acceptable net interest margins and levels of risk of repayment and to otherwise invest in assets at acceptable yields and presenting acceptable investment risks; (9) inaccuracy of the assumptions and estimates that the managements of Independent Bank and the financial institutions that it acquires make in establishing reserves for probable loan losses and other estimates; (10) lack of liquidity, including as a result of a reduction in the amount and sources of liquidity that the Company currently has; (11) material increases or decreases in the amount of deposits held by Independent Bank or other financial institutions that the Company acquires and the cost of those deposits; (12) the Company’s access to the debt and equity markets and the overall cost of funding its operations; (13) regulatory requirements to maintain minimum capital levels or maintenance of capital at levels sufficient to support the Company’s anticipated growth; (14) changes in market interest rates that affect the pricing of the loans and deposits of each of Independent Bank and the financial institutions that the Company acquires and the net interest income of each of Independent Bank and the financial institutions that the Company acquires; (15) fluctuations in the market value and liquidity of the securities the Company holds for sale, including as a result of changes in market interest rates; (16) effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (17) the institution and outcome of, and costs associated with, litigation and other legal proceedings against one of more of the Company, Independent Bank and financial institutions that the Company acquires or to which any of such entities is subject; (18) the occurrence of market conditions adversely affecting the financial industry generally; (19) the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by the Company’s regulators, and changes in federal government policies, as well as changes in regulatory requirements applicable to, and resulting from regulatory supervision of, the Company and Independent Bank as a financial institution with total assets greater than $10 billion; (20) changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the SEC and the Public Company Accounting Oversight Board, or PCAOB, as the case may be; (21) governmental monetary and fiscal policies; (22) changes in the scope and cost of FDIC insurance and other coverage; (23) the effects of war or other conflicts, acts of terrorism (including cyber attacks) or other catastrophic events, including storms, droughts, tornadoes, hurricanes and flooding, that may affect general economic conditions; (24) the Company’s actual cost savings resulting from previous or future acquisitions are less than expected, it is unable to realize those cost savings as soon as expected, or it incurs additional or unexpected costs; (25) the Company’s revenues after previous or future acquisitions are less than expected; (26) the liquidity of, and changes in the amounts and sources of liquidity available to, the Company, before and after the acquisition of any financial institutions that the Company acquires; (27) deposit attrition, operating costs, customer loss and business disruption before and after the Company’s completed acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than the Company expected; (28) the effects of the combination of the operations of financial institutions that the Company acquired in the recent past or may acquire in the future with the Company’s operations and the operations of Independent Bank, the effects of the integration of such operations being unsuccessful, and the effects of such integration being more difficult, time-consuming or costly than expected or not yielding the cost savings that the Company expects; (29) the impact of investments that the Company or Independent Bank may have made or may make and the changes in the value of those investments; (30) the quality of the assets of financial institutions and companies that the Company has acquired in the recent past or may acquire in the future being different than the Company determined or determine in its due diligence investigation in connection with the acquisition of such financial institutions and any inadequacy of loan loss reserves relating to, and exposure to unrecoverable losses on, loans acquired; (31) the Company’s ability to continue to identify acquisition targets and successfully acquire desirable financial institutions to sustain its growth, to expand its presence in its markets and to enter new markets; (32) technology-related changes are harder to make or are more expensive than expected; (33) attacks on the security of, and breaches of, the Company or Independent Bank’s digital information systems, the costs the Company or Independent Bank incur to provide security against such attacks and any costs and liability the Company or Independent Bank incurs in connection with any breach of those systems; (34) the potential impact of technology and “FinTech” entities on the banking industry generally; (35) our success at managing the risks involved in the foregoing items; and (36) the other factors that are described in the Company’s Annual Report on Form 10-K filed on February 28, 2019, under the heading “Risk Factors”, and other reports and statements filed by the Company with the SEC as well as those described in Guaranty Bancorp's Annual Report on Form 10-K filed on February 28, 2018, and other reports and statements filed by Guaranty Bancorp with the SEC. Any forward-looking statement made by the Company in this document speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. 2

Today's Presenters David R. Brooks Chairman of the Board, CEO and President, Director • 39 years in the financial services industry; 31 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director • 36 years in the financial services industry; 30 years at Independent Bank • Active in community banking since the early 1980s Michelle S. Hickox Executive Vice President, Chief Financial Officer • 29 years in the financial services industry; 7 years at Independent Bank • Formerly a Financial Services Audit Partner at RSM US LLP • Certified Public Accountant 3

Third Quarter Key Highlights • Net income of $55.6 million, or $1.30 per diluted share and adjusted (non- GAAP) net income of $57.8 million, or $1.35 per diluted share • Strong organic deposit growth of 7.7% for the quarter and 11.2% year to date (annualized) • Disciplined organic loan growth of 5.6% for the quarter and 6.5% year to date (annualized) • Asset quality credit metrics improved from prior quarter and remain at historically low levels • Sale of two acquired loan pools and a branch, recognizing total gains of $8.3 million 4

Third Quarter Selected Financial Data ($ in thousands except per share data) As of and for the Quarter Ended Linked Quarter Balance Sheet Data September 30, 2019 June 30, 2019 September 30, 2018 Change Annual Change Total assets $ 14,959,127 $ 14,708,922 $ 9,891,464 1.7% 51.2% Loans held for investment, excluding mortgage warehouse purchase loans 10,936,136 10,784,041 7,554,124 1.4 44.8 Mortgage warehouse purchase loans 660,650 453,492 150,267 45.7 339.7 Total deposits 11,727,885 11,530,587 7,782,852 1.7 50.7 Total borrowings (other than junior subordinated debentures) 767,642 792,534 482,207 (3.1) 59.2 Total stockholders' equity 2,298,932 2,249,342 1,567,184 2.2 46.7 Earnings and Profitability Data Net interest income $ 125,393 $ 129,643 $ 86,268 (3.3)% 45.4% Net interest margin 3.84% 4.11% 3.94% (6.6) (2.5) Noninterest income $ 27,324 $ 16,199 $ 12,749 68.7 114.3 Noninterest expense 76,948 77,978 52,655 (1.3) 46.1 Net income 55,633 49,736 35,696 11.9 55.9 Basic EPS 1.30 1.15 1.17 13.0 11.1 Diluted EPS 1.30 1.15 1.17 13.0 11.1 Adjusted net interest margin (1) 3.82% 4.03% 3.89% (5.2) (1.8) Adjusted net income (1) $ 57,827 $ 52,928 $ 36,593 9.3 58.0 Adjusted basic EPS (1) 1.35 1.22 1.20 10.7 12.5 Adjusted diluted EPS (1) 1.35 1.22 1.20 10.7 12.5 Return on average assets 1.50% 1.39% 1.41% 7.9 6.4 Adjusted return on average assets (1) 1.56 1.47 1.45 6.1 7.6 (1) See Appendix for non-GAAP reconciliation 5

Net Income Growth $57.8 $ in Millions $55.6 $52.0 $52.9 $132.2 $49.7 $128.3 $37.1 $35.7 $36.6 $34.0 $34.1 $88.9 $76.5 $56.6 $53.5 2016 2017 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Year Ending Quarter Ending Net Income (1) Adjusted Net Income (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. 6 (2) See Appendix for non-GAAP reconciliation

Interest Income Growth Interest Income, Net Interest Income and NIM Trends $ in Millions $167.7 $407.3 $165.3 $155.6 $326.3 $129.6 $125.4 $307.9 $121.7 $112.8 $265.5 $109.3 $87.1 $210.0 $86.3 $183.8 4.11% 4.05% 3.98% 3.97% 3.94% 3.84% 3.81% 3.84% 2016 2017 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Year Ending Quarter Ending NIM Interest income Net interest income 7

Tangible Book Value, Earnings Per Share and Adjusted Earnings Per Share Trends (Diluted) $27.89 $27.44 $26.66 $25.84 $23.76 $21.19 $17.85 $15.89 $16.15 $4.47 $4.33 $3.45 $3.04 $2.97 $2.21 $2.36 $2.88 $1.77 $1.35 $2.21 $1.19 $1.22 $1.85 $1.30 $1.54 $1.15 $0.85 2013 2014 2015 2016 2017 2018 Q1 2019 Q2 2019 Q3 2019 Year Ending Quarter Ending EPS (1) Adjusted EPS (2) Tangible Book Value (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. 8 (2) See Appendix for non-GAAP reconciliation

Adjusted Efficiency Ratio Trends (1) $322.5 $ in Millions $124.8 $261.4 $85.2 $189.4 $182.0 $64.9 $157.6 $50.1 $107.5 49.77% 42.98% 52.34% 51.46% 50.47% $18.7 $41.5 $35.9 $12.3 $19.5 $3.2 $2.0 $4.6 $5.7 $1.5 2016 2017 2018 Q3 2018 Q3 2019 Year Ending Quarter Ending Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio (1) See Appendix for non-GAAP reconciliation 9

Loan Portfolio Growth Total Loans by Year and Current Annual Trend ($ in Billions) (1) 2016 - 2018 CAGR 31.5% 50.4% Increase $11,630 $7,921 $7,732 $6,513 $4,583 2016 2017 2018 Q3 2018 Q3 2019 Year Ending Quarter Ending Organic Impact of Acquisitions (1) Includes loans held for sale 10

Loan Portfolio Composition Loan Composition at 09/30/2019 CRE Loan Composition at 09/30/2019 Mixed Use (not retail): 1.9% 1-4 Family Const.: 3.2% Multifamily: 7.6% Misc: 6.7% Consumer: 0.3% Restaurant: 2.6% 1-4 Family: 13.3% Mini Storage: 2.9% Convenience Store: 2.3% Ag: 0.9% Church: 2.3% Office: 25.6% Healthcare: 6.6% C&I: 21.1% Daycare/School: 2.2% C&D: 10.2% Industrial: 8.4% Hotel/Motel: 5.6% Retail: 25.3% CRE: 51.0% Loans by Region at 09/30/2019 Central Texas: 12.6% Colorado: 28.1% 2019 YTD adjusted loan yield: 5.49% (1) North Texas: 38.5% Houston: 20.9% (1) Non-GAAP financial measure. Excludes $4.3 million of unexpected income recognized on credit impaired acquired loans. 11

Commercial Real Estate (CRE) and Construction and Development (C&D) CRE and C&D Concentrations at 09/30/2019 Retail CRE and C&D Composition at 09/30/2019 386% 385% 380% 384% 377% Mixed Use: 9.1% Big Box: 2.3% Free 125% Standing/ 116% Single 99% 106% 103% Tenant: 20.6% Loans > $500 thousand Strip Center: Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 68.0% Quarter Ending Total construction and development to Bank regulatory capital • 1,077 Retail Loans • 65 Loans > $5 million Total non-owner occupied CRE to Bank regulatory • $9 million Average size of Loans > $5 million capital 12

Construction & Development Composition (For All C&D Loans >$500 Thousand) C&D Portfolio CRE Construction Portfolio Composition at 09/30/2019 Composition at 09/30/2019 SFR Land/Land Construction: Developement: 18.3% Misc. CRE: 25.2% Retail: 20.5% 22.8% CRE Construction: 56.5% Healthcare: 9.6% Office: 17.3% Multifamily: Hotel: 14.6% 10.9% • 97.2% of loans in our market regions Industrial: 4.3% • $2 million Average size of loans • 607 C&D loans • 37.3% of C&D loans are owner-occupied 13

Historically Strong Credit Culture NPLs / Loans NCOs / Average Loans 4.41% 2.67% 2.67% 4.15% 4.11% 3.43% 3.36% 3.03% 1.64% 2.91% 2.67% 1.22% 2.38% 2.25% 1.89% 1.05% 1.13% 1.62% 1.83% 1.71% 1.57% 1.31% 0.74% 1.50% 1.49% 1.50% 0.70% 1.12% 1.08% 0.49% 0.48% 0.48% 1.14% 0.43% 0.46% 0.46% 0.81% 0.31% 0.39% 0.91% 0.68% 0.28% 0.63% 0.19% 0.18% 0.18% 0.53% 0.16% 0.13% 0.06% 0.10% 0.32% 0.37% 0.39% 0.21% 0.24% 0.11% 0.12% 0.16% 0.11% 0.09% 0.06% 0.09% 0.03% 0.02% 0.01% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q3 2019 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD Period Ending Period Ending TX Commercial Banks U.S. Commercial Banks TX Commercial Banks U.S. Commercial Banks IBTX IBTX Note: Financial data as of and for the years ended December 31. For quarter ending September 30, 2019, peer and IBTX data as of and for the quarter ended June 30, 2019 and September 30, 2019, respectively. 14 Source: U.S. and Texas Commercial Bank numbers from S&P Global Market Intelligence.

Provision and Charge-offs Provision expense and Net charge-off trends $ in Thousands $9,860 $9,440 $8,265 $5,861 $5,233 $4,739 $4,892 $4,460 $3,224 $2,667 $2,910 $1,525 $1,521 $454 $274 $169 2016 2017 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Year Ending Quarter Ending Provision expense Net charge-offs 15

Energy Lending Outstanding Balances and Related Reserves $ in Millions $28.7 $28.8 $156.9 $145.6 $27.8 $24.9 $25.6 $112.6 $110.1 $106.8 5.5% 5.2% 5.2% 4.3% 3.7% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Quarter Ending Exploration and Production Service loans Energy reserve % to total energy loans 16

Deposit Mix and Pricing Deposit Mix as of 09/30/2019 Deposit Growth versus Average Rate $ in Millions Brokered CDs: 0.8% $11,728 CDs < $100,000: CDs > 2.7% $100,000: IRAs: 0.8% 9.0% $7,738 1.09% Noninterest-bearing demand: 27.4% $6,633 0.83% Money Market: 16.8% $4,577 0.46% 0.38% Savings: 4.8% Public funds, interest- bearing accounts and Interest-bearing 2016 2017 2018 Q3 2019 CDs: 10.4% checking: 27.3% Period Ending Deposits Average YTD Rate (1) 2019 YTD Average Rate for Interest-bearing deposits: 1.50% (1) Average rate for total deposits 17

Capital CET 1, Leverage, Total Capital, Tier 1 and TCE/TA Ratios 12.56% 12.58% 11.96% 11.51% 11.38% 11.49% 10.41% 10.05% 10.05% 10.07% 9.85% 9.61% 9.57% 9.60% 9.66% 9.42% 9.22% 9.33% 8.92% 9.24% 9.21% 8.55% 9.06% 8.20% 8.65% 8.65% 8.37% 8.42% 7.82% 7.17% 12/31/16 12/31/17 12/31/18 Q1 2019 Q2 2019 Q3 2019 Period Ending Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets (1) See Appendix for non-GAAP reconciliation 18

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Quarterly Periods ($ in thousands except per share data) For the Quarters Ended September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 Net Interest Income - Reported (a) $ 125,393 $ 129,643 $ 121,652 $ 87,108 $ 86,268 Unexpected income recognized on credit impaired acquired loans (618) (2,695) (1,016) (967) (1,051) Adjusted Net Interest Income (b) 124,775 126,948 120,636 86,141 85,217 Provision Expense - Reported (c) 5,233 4,739 3,224 2,910 1,525 Noninterest Income - Reported (d) 27,324 16,199 16,424 9,887 12,749 Gain on sale of acquired loan pools (6,779) — — — — Gain on sale of branch (1,549) — — — — Gain on sale of OREO and repossessed assets (539) (312) — (56) (95) (Gain) loss on sale of securities available for sale — (20) (245) 232 115 Loss (gain) on sale and disposal of premises and equipment 315 279 (9) — (220) Recoveries on loans charged off prior to acquisition (107) (258) (1,311) (109) (230) Adjusted Noninterest Income (e) 18,665 15,888 14,859 9,954 12,319 Noninterest Expense - Reported (f) 76,948 77,978 86,595 51,848 52,655 OREO impairment — (988) (436) — — Impairment of assets (1,173) — — — — Acquisition expense (10,885) (6,069) (19,171) (1,094) (2,594) Adjusted Noninterest Expense (g) 64,890 70,921 66,988 50,754 50,061 Income Tax Expense Reported (h) 14,903 13,389 11,126 8,273 9,141 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (i) $ 57,827 $ 52,928 $ 52,028 $ 34,120 $ 36,593 Average shares for basic EPS (j) 42,950,749 43,331,988 43,759,348 30,503,062 30,473,603 Average shares for diluted EPS (k) 42,950,749 43,331,988 43,759,348 30,503,062 30,563,717 Adjusted Basic EPS (i) / (j) $ 1.35 $ 1.22 $ 1.19 $ 1.12 $ 1.20 Adjusted Diluted EPS (i) / (k) 1.35 1.22 1.19 1.12 1.20 EFFICIENCY RATIO Amortization of other intangible assets (l) $ 3,235 $ 3,235 $ 3,235 $ 1,496 $ 1,519 Reported Efficiency Ratio (f - l) / (a + d) 48.27% 51.25% 60.37% 51.91% 51.64% Adjusted Efficiency Ratio (g - l) / (b + e) 42.98 47.39 47.05 51.26 49.77 PROFITABILITY Total Average Assets (m) $ 14,742,618 $ 14,397,852 $ 13,975,192 $ 10,026,151 $ 10,028,224 Return on Average Assets (annualized) (a - c + d - f - h) / (m) 1.50% 1.39% 1.08% 1.34% 1.41% Adjusted Return on Average Assets (annualized) (i) / (m) 1.56 1.47 1.51 1.35 1.45 (1) Assumes an adjusted effective tax rate of 21.1%, 21.2%, 20.3%, 19.6%, and 20.4% for the quarters ended September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, respectively. 19

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Annual Periods ($ in thousands except per share data) For the Year Ended December 31, 2018 2017 2016 Net Interest Income - Reported (a) $ 326,252 $ 265,478 $ 183,806 Unexpected income recognized on loans acquired with deteriorated credit quality (3,711) (4,063) (1,765) Adjusted Net Interest Income (b) 322,541 261,415 182,041 Provision Expense - Reported (c) 9,860 8,265 9,440 Noninterest Income - Reported (d) 42,224 41,287 19,555 Gain on sale of loans — (351) — (Gain) loss on sale of branches — (2,917) 43 Gain on sale of OREO/repossessed assets (269) (850) (62) Loss (gain) on sale of securities available for sale 581 (124) (4) (Gain) loss on sale and disposal of premises and equipment (123) 21 (32) Recoveries on loans charged off prior to acquisition (962) (1,182) — Adjusted Noninterest Income (e) 41,451 35,884 19,500 Noninterest Expense - Reported (f) 198,619 176,813 113,790 Senior leadership restructuring — — (2,575) OREO impairment (85) (1,412) (106) IPO related stock grants (136) (508) (543) Acquisition expense (8,958) (17,259) (3,121) Adjusted Noninterest Expense (g) 189,440 157,634 107,445 Income Tax Expense Reported (1) (h) 31,738 45,175 26,591 Adjusted Net Income (1) (b) - (c) + (e) - (g) = (i) $ 132,183 $ 88,878 $ 56,563 Average shares for basic EPS (j) 29,599,119 25,636,292 18,501,663 Average shares for diluted EPS (k) 29,599,119 25,742,362 18,588,309 Adjusted Basic EPS (i) / (j) $ 4.47 $ 3.47 $ 3.06 Adjusted Diluted EPS (i) / (k) 4.47 3.45 3.04 EFFICIENCY RATIO Amortization of other intangible assets (l) $ 5,739 $ 4,639 $ 1,964 Reported Efficiency Ratio (f - l) / (a + d) 52.35% 56.13% 54.99% Adjusted Efficiency Ratio (g - l) / (b + e) 50.47 51.46 52.34 PROFITABILITY Total Average Assets (m) $ 14,374,674 $ 7,966,421 $ 5,469,542 Return on Average Assets (annualized) (a - c + d - f - h) / (m) 1.69% 0.96% 0.98% Adjusted Return on Average Assets (annualized) (i) / (m) 1.39 1.12 1.03 (1) Assumes an effective tax rate of 19.7% for the year ended December 31, 2018. Excludes $5,528 charge to remeasure deferred taxes as a result of the enactment of the TCJA and $259 thousand of one-time nondeductible tax expense and assumes the resulting normalized effective tax rate of 32.4% for the year 20 ended December 31, 2017. Assumes an effective tax rate of 33.2% for the year ended December 31, 2016.

APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Tangible Common Equity to Tangible Assets ($ in thousands) As of and for the Quarter Ended September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 Tangible Common Equity Total common stockholders' equity $ 2,298,932 $ 2,249,342 $ 2,234,202 $ 1,606,433 $ 1,336,018 $ 672,365 Adjustments: Goodwill (994,021) (994,097) (992,380) (721,797) (621,458) (258,319) Other intangible assets, net (106,855) (110,090) (113,325) (45,042) (43,244) (14,177) Tangible Common Equity $ 1,198,056 $ 1,145,155 $ 1,128,497 $ 839,594 $ 671,316 $ 399,869 Tangible Assets Total Assets $ 14,959,127 $ 14,708,922 $ 14,145,383 $ 9,849,965 $ 8,684,463 $ 5,852,801 Adjustments: Goodwill (994,021) (994,097) (992,380) (721,797) (621,458) (258,319) Other intangible assets, net (106,855) (110,090) (113,325) (45,042) (43,244) (14,177) Tangible Assets $ 13,858,251 $ 13,604,735 $ 13,039,678 $ 9,083,126 $ 8,019,761 $ 5,580,305 Tangible Common Equity To Tangible Assets 8.65% 8.42% 8.65% 9.24% 8.37% 7.17% 21